September 7, 2022 Third Quarter 2022 Investor Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding FB Financial Corporation’s (the “Company”) business operations and statements related to the Company’s future plans, results, strategies, and expectations, including expectations around the Company’s Innovations Group. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) the ongoing effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and the emergence of new variants, and its impact on general economic and financial market conditions and on the Company’s business and the Company’s customers' business, results of operations, asset quality and financial condition, (3) ongoing public response to the vaccines that were developed against the virus as well as the decisions of governmental agencies with respect to vaccines, including recommendations related to booster shots and requirements that seek to mandate that individuals receive or employers require that their employees receive the vaccine, (4) those vaccines' efficacy against the virus, including new variants, (5) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (6) the Company’s ability to effectively manage problem credits, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) difficulties and delays in integrating acquired businesses or fully realizing costs savings, revenue synergies and other benefits from future and prior acquisitions, (9) the Company’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (12) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (13) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in any of the Company’s subsequent filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables in this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3 Snapshot of FB Financial today Note: Unaudited financial data as of June 30, 2022; presented on a consolidated basis. 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. Financial results Balance sheet ($mm) 2Q 2022 Total assets $12,194 Loans – HFI $8,624 Total deposits $10,543 Shareholders’ equity $1,320 Company overview  Originally chartered in 1906, one of the longest continually operated banks in Tennessee  Strong financial performer ̶ Adjusted ROAA1 of at least 1.50% each of the past 5 years ̶ 13.1% Adjusted EPS1 CAGR 2018 – 2021; 11.7% Adjusted TBVPS1 CAGR 2018 – 2Q 2022  Strong, local-authority based Community Bank ̶ Operate in 10 geographic regions; Regional Presidents act as CEOs of their geographies ̶ Number 6 market share in Nashville MSA; top 10 deposit market share in 4 additional MSAs throughout our footprint ̶ 19.8% year-over-year loans (HFI) growth; 19.1% year-over-year noninterest bearing deposit growth (balances exclude mortgage escrow related deposits)  Retail Mortgage origination channel ̶ Physical presence in bank branches as well as standalone retail mortgage offices across the Southeast  Fledgling Innovations Group focused on improving customer experience, removing costs through tech-enabled process improvement and exploring how emerging technology can turn areas of expertise into profitable national brands ̶ Founding member of the USDF Consortium, an association of banks seeking to unlock the financial opportunities that blockchain and digital transactions can provide ̶ Focus on areas where FirstBank has a deep, niche knowledge base; develop network of technologists; partner with founders and developers within that network Franchise map Key metrics (%) 1H 2022 Tangible Common Equity / Tangible Assets 8.9%1 Adjusted ROAA 1.05%1 Adjusted ROATCE 11.7%1 NIM (tax-equivalent basis) 3.28%

4 Strategic drivers Elite Financial Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Highly Motivated Senior Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metro and Community Markets

FirstBank

Recent corporate history

2017

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.52%
Adj. ROATCE[1]: 15.5%
Year-End Assets: $4.7bn

- Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral
- Finalized integration of Clayton Bank & Trust and American City Bank acquisitions

2018

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.69%
Adj. ROATCE[1]: 17.1%
Year-End Assets: $5.1bn

- Initiated quarterly dividend
- Completed secondary offering of 3.7 million common shares

2019

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.55%
Adj. ROATCE[1]: 16.4%
Year-End Assets: $6.1bn

- Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share
- Converted treasury platform
- Completed mortgage restructuring

2020

Awarded "Top Workplaces" by the Tennessean
Named one of American Bankers "Best Places to Work"

Adj. ROAA[1]: 1.68%
Adj. ROATCE[1]: 19.1%
Year-End Assets: $11.2bn

- Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share
- Converted online and mobile consumer banking platforms
- Lift out of commercial team in Memphis
- Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share
- Raised $100 million of 4.50% subordinated debt

2021

Awarded "Top Workplaces" by the Tennessean
Named one of American Bankers "Best Places to Work"

Adj. ROAA[1]: 1.53%
Adj. ROATCE[1]: 16.5%
Year-End Assets: $12.6bn

- Authorized $100 million share repurchase plan in February 2021
- Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham

YTD 2022

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.05%
Adj. ROATCE[1]: 11.7%
Total Assets: $12.2bn

- Founding member of the USDF Consortium, an association of FDIC-insured banks seeking to further the adoption and interoperability of a bank-minted stablecoin
- Authorized $100 million share repurchase plan in March 2022
- Announced the discontinuation of online, direct-to-consumer mortgage delivery channel
- Acquired naming rights for Vanderbilt University football stadium

2017 | 2018 | 2019 | 2020 | 2021 | 2022

[1] See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto. Note: Financial data presented on a consolidated basis.

5

6 Well positioned in high growth markets 1 Source: SNL Financial. Market data is as of June 30, 2021 and is presented on a pro forma basis for announced acquisitions since June 30, 2021. 2 Source: SNL Financial. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2021. 8.3% 14.1% 22.5% U.S. FBK Footprint Nashville Population Change2 2010 - 2022 Projected Population Change2 2022 - 2027 Projected Household Income Change2 2022 - 2027 3.2% 4.9% 6.1% U.S. FBK Footprint Nashville 12.1% 11.9% 13.9% U.S. FBK Footprint Nashville  Deposits by region1:  Memphis: $0.2B  West: $1.9B  Nashville North: $2.4B  Nashville South: $2.5B  South Central: $0.5B  North Alabama: $0.1B  Central Alabama: $0.0B  Plateau: $0.4B  Chattanooga: $1.0B  Knoxville: $1.2B  Market rank by deposits1 (MSA’s): ̶ Nashville (6th) ̶ Knoxville (6th) ̶ Chattanooga (6th) ̶ Jackson (3rd) ̶ Bowling Green (7th) ̶ Memphis (27th) ̶ Huntsville (18th) ̶ Florence (11th)

7 9% 5% 17% 21% 31% 2Q21 3Q21 4Q21 1Q22 2Q22 Driving shareholder value ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 2 1Q22 Banking segment PTPP impacted by $2.2 million in accelerated amortization of purchase accounting premium related to 2 PCD loans with $1.1 million in remaining premium each. 2Q22 Banking segment PTPP impacted by $1.4 million in state tax credits reducing segment noninterest expense rather than income tax expense. Adjusted Earnings per Share1 $2.61 $2.83 $3.73 $3.78 $1.38 2018 2019 2020 2021 1H22 Short Term Performance Dashboard Adjusted Banking Segment PTPP1,2 Annualized NIB Deposit GrowthAdjusted PTPP1,2 Annualized Loans (HFI) Growth Tangible Book Value per Share1 $17.02 $18.55 $21.73 $24.67 $22.67 $17.16 $18.16 $21.15 $24.55 $25.24 2018 2019 2020 2021 2Q22 TBVPS Adj. TBVPS (Ex. AOCI) Adjusted ROATCE1 $41.4 $51.2 $43.6 $40.5 $52.9 2Q21 3Q21 4Q21 1Q22 2Q22 19.8% year-over-year Loans (HFI) growth 9% 20% 20% 7% 16% 2Q21 3Q21 4Q21 1Q22 2Q22 16.5% year-over-year NIB Deposit growth 16% 15% 15% 12% 11% 2Q21 3Q21 4Q21 1Q22 2Q22 $40.8 $42.4 $42.9 $40.8 $55.6 2Q21 3Q21 4Q21 1Q22 2Q22

8 Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 2Q21 3Q21 4Q21 1Q22 2Q22 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.18% 3.20% 3.19% 3.04% 3.52% Impact of accretion and nonaccrual interest (bps) 1 2 0 (7) 2 Impact of excess liquidity2 (bps) (37) (28) (22) (29) (14) Deposit Cost: Cost of MMDA 0.38% 0.31% 0.27% 0.21% 0.20% Cost of customer time 0.63% 0.61% 0.53% 0.50% 0.64% Cost of interest-bearing 0.41% 0.34% 0.30% 0.27% 0.33% Total deposit cost 0.31% 0.26% 0.22% 0.20% 0.25% Loans HFI Yield: Contractual interest 4.31% 4.23% 4.17% 4.12% 4.24% Origination and other loan fee income 0.39% 0.35% 0.33% 0.26% 0.33% Nonaccrual interest 0.03% 0.02% 0.03% 0.05% 0.03% Accretion on purchased loans (0.01%) 0.01% (0.04%) (0.12%) 0.00% Syndication fee income 0.00% 0.00% 0.00% 0.00% 0.06% Total loan (HFI) yield 4.72% 4.61% 4.49% 4.31% 4.66%

9 Mortgage performance in 2Q 2022 Highlights  Wind-down of direct-to-consumer channel largely completed; initial structural changes undertaken for remaining Retail channel  Interest rate lock commitment volume expected to continue to decline over 2H 2022; committed to right- sizing the mortgage division for the environment  Do not expect to return to profitability in 2H 2022 Mortgage banking income ($mm) 2Q21 1Q22 2Q22 Gain on Sale $49.4 $29.4 $21.1 Fair value changes ($17.6) ($7.5) ($5.4) Servicing Revenue $6.8 $7.4 $8.0 Fair value MSR changes ($3.1) $0.2 ($1.1) Total Income $35.5 $29.5 $22.6 2.94% 2.55% 2.66% 2.29% 2.43% 2Q21 3Q21 4Q21 1Q22 2Q22 Retail channel interest rate lock commitments ($mm) Mortgage segment gain on sale margin $572 $529 $451 $498 $513 $288 $398 $237 $243 $92 $860 $927 $688 $741 $605 2Q21 3Q21 4Q21 1Q22 2Q22 Purchase Refinance ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures.

Managing expenses and investing to support growth

Highlights

- Consolidated 2Q 2022 core efficiency ratio[1] of 61.1%
- Banking segment realizing the benefits of an asset sensitive balance sheet
- Mortgage efficiency remains elevated; committed to right-sizing the segment for the realities of the current origination environment
- Anticipate further investments in people with the opportunity resulting from recent merger disruption and additional investments in technology as Innovations Group is presented with further opportunities

Core efficiency ratio (tax-equivalent basis)[1]



Banking segment
Consolidated
Mortgage segment
58.6%
68.9%
97.9%
57.9%
64.7%
80.0%
57.5%
67.0%
97.8%
58.7%
68.1%
100.5%
51.3%
61.1%
111.8%
2Q21
3Q21
4Q21
1Q22
2Q22

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures.

10

Well-capitalized for future opportunities

Capital position

	2Q21[1]	1Q22[1]	2Q22[1,2]
Shareholder's equity/Assets	11.5%	10.9%	10.8%
TCE/TA[3]	9.5%	9.0%	8.9%
Common equity tier 1/Risk-weighted assets	12.4%	12.0%	11.5%
Tier 1 capital/Risk-weighted assets	12.7%	12.3%	11.8%
Total capital/Risk-weighted assets	14.9%	14.2%	13.6%
Tier 1 capital /Average assets	10.1%	10.2%	10.2%
C&D loans subject to 100% tier 1 capital plus ACL[4]	94%	112%	119%
CRE loans subject to 300% tier 1 capital plus ACL[4]	261%	276%	294%

Tangible book value per share[3]



CAGR since IPO 12.4% (September 2016)
$11.56
$11.58
$14.56
$17.02
$18.55
$21.73
$24.67
$22.67
3Q16
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
2Q22

Simple capital structure



Tier 2 ACL 7%
Subordinated Notes 7%
Trust Preferred 2%
Common Equity Tier 1 Capital 84%

Total regulatory capital $1,459[2] mm

[1] For regulatory capital purposes, the CECL impact over 2021 and 2022 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 2Q21, 1Q22 and 2Q22, respectively, $45.7 million, $30.7 million and $30.7 million are being added back to CET 1 and Tier 1 Capital, and $51.5 million, $35.1 million and $35.1 million are being taken out of Tier 2 capital. [2] Total regulatory capital, FB Financial Corporation. 2Q22 calculation is preliminary and subject to change. [3] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. [4] Tier 1 capital at FirstBank as defined in Call Report. As of 2Q21, 1Q22 and 2Q22, respectively, $51.5 million, $35.1 million and $35.1 million are being disallowed from Tier 1 Capital for purposes of the calculation.

11

12 Noninterest- bearing checking 28% Interest-bearing checking 31% Money market 25% Savings 5% Time 11% 59% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $166.1 million, $190.6 million, $127.6 million,$131.1 million and $133.2 million for the quarters ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively. Total deposits ($mm) Cost of deposits Deposit composition $2,485 $2,610 $2,740 $2,788 $2,896 $7,719 $7,462 $8,097 $8,208 $7,647 $10,204 $10,072 $10,837 $10,996 $10,543 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest-bearing Deposits Interest-bearing Deposits 24.4% 25.9% 25.3% 25.4% 27.5% 0.31% 0.26% 0.22% 0.20% 0.25% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest-bearing (%) Cost of total deposits (%)

13 Balance as of June 30, 2022 C&I CRE-OO Total % of Total Real Estate Rental and Leasing 308.1$ 215.0$ 523.1$ 20.6% Finance and Insurance 277.7 11.0 288.7 11.4% Retail Trade 112.3 132.2 244.5 9.6% Manufacturing 161.7 73.2 235.0 9.3% Health Care and Social Assistance 56.6 116.1 172.8 6.8% Other Services (except Public Administration) 24.8 141.3 166.1 6.6% Wholesale Trade 107.2 54.8 162.1 6.4% Construction 96.9 50.4 147.3 5.8% Transportation and Warehousing 106.3 18.6 124.9 4.9% Accomodation and Food Services 20.1 95.0 115.1 4.5% Professional, Scientific and Technical Services 60.4 25.6 86.1 3.4% Arts, Entertainment and Recreation 36.0 33.0 69.0 2.7% Information 7.8 13.6 21.4 0.8% Other 103.5 74.1 177.6 7.2% Total 1,479.4$ 1,053.9$ 2,533.3$ 100.0% Office 21% Retail 20% Hotel 16% Warehouse / Industrial 14% Land-Manufacture Home Community 5% Self Storage 4% Healthcare Facility 3% Other 17% 1-4 Family to be sold 41% Commercial Land 28% 1-4 Consumer Construction 7% Multifamily 6% Retail 4% Warehouse 3% Office 2% Other 9% 1-4 family 17% 1-4 family HELOC 5% Multifamily 5% C&D 18% CRE 22% C&I 29% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type

14 0.66% 0.50% 0.50% 0.44% 0.46% 2Q21 3Q21 4Q21 1Q22 2Q22 2.01% 1.91% 1.65% 1.50% 1.46% 2Q21 3Q21 4Q21 1Q22 2Q22 0.02% 0.13% 0.12% (0.03%) 0.09% 2Q21 3Q21 4Q21 1Q22 2Q22 Asset quality remains solid Nonperforming Assets1 / Assets Nonperforming Loans (HFI) / Loans (HFI) LLR/loans HFI Net charge-offs (recoveries) / average loans 1 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 0.83% 0.59% 0.62% 0.51% 0.51% 2Q21 3Q21 4Q21 1Q22 2Q22

15 2.01% 0.88% 2.56% 2.88% 3.71% 1.75% 1.67% 3.27% 1.50% 0.90% 1.25% 2.16% 1.60% 1.56% 1.67% 3.59% 1.46% 0.69% 1.24% 2.44% 1.66% 1.47% 1.62% 3.67% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q21 1Q22 2Q22 Allowance for credit losses overview ACL / Loans HFI by Category  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “May 2022 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. FQE, FYE 12/31, 3Q 2022 4Q 2022 2022 2023 2024 2025 2026 GDP (bcw$) 19,914.6$ 19,804.9$ 19,842.1$ 19,900.1$ 20,544.0$ 21,169.8$ 21,779.0$ Annualized % Change 0.0% (2.2%) 2.1% 0.3% 3.2% 3.0% 2.9% Total Employment (millions) 149.9 148.4 150.1 148.4 152.5 154.0 154.6 Unemployment Rate 4.6% 5.5% 4.3% 6.2% 4.3% 3.9% 4.1% CRE Price Index 371.1 363.6 363.6 364.6 396.2 419.8 448.8 NCREIF Property Index: Rate of Return 3.5% 1.3% 3.5% 1.2% 3.7% 2.9% 2.1%

16 Appendix

17 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

18 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

19 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

21 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

22 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

23 GAAP reconciliation and use of non-GAAP financial measures Adjusted Banking segment pre-tax pre-provision earnings

24 GAAP reconciliation and use of non-GAAP financial measures Adjusted Mortgage pre-tax net (loss) contribution

25 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

26 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

27 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

28 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity

29 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

30 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity